UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________________________
FORM 8-K
______________________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): January 6, 2020
PBF ENERGY INC.
PBF ENERGY COMPANY LLC
PBF HOLDING COMPANY LLC
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35764	45-3763855
Delaware	333-206728-02	61-1622166
Delaware	333-186007	27-2198168
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
_____________________________________________

One Sylvan Way, Second Floor
Parsippany, New Jersey 07054
(Address of the Principal Executive Offices) (Zip Code)

(973) 455-7500
(Registrant’s Telephone Number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)
_____________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of The Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $.001	PBF	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12-b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Item 7.01 - Regulation FD Disclosure.
On January 6, 2020, PBF Energy Inc. and PBF Energy Company LLC and their subsidiaries, PBF Holding Company LLC and PBF Logistics LP (collectively, the “Company”), collectively issued an investor presentation announcing their financial guidance for fiscal year 2020. A copy of the presentation is furnished with this Current Report as Exhibit 99.1 and is incorporated herein by reference.
The Company’s presentation materials, available on the Investor Relations section of the Company’s website at www.pbfenergy.com, are furnished with this Current Report as Exhibit 99.1 and are incorporated herein by reference.
The information in this report is being furnished, not filed, pursuant to Regulation FD. Accordingly, the information in Items 7.01 and 9.01 of this report will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by the Company that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Company or any of its affiliates.
Forward-Looking Statements
Statements contained in the exhibit to this report relating to future plans, results, performance, expectations, achievements and the like are considered “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, without limitation, the Company’s expectations with respect to timing of the completion of the proposed acquisition; the Company’s post-acquisition plans, objectives, expectations and intentions with respect to future earnings and operations; the Company’s plans for financing the proposed acquisition; and the conditions to the closing of the proposed acquisition and the possibility that the proposed acquisition will not close. These forward-looking statements involve known and unknown risks, uncertainties and other factors, many of which may be beyond the Company's control, that may cause actual results to differ materially from any future results, performance or achievements expressed or implied by the forward-looking statements. Factors and uncertainties that may cause actual results to differ include but are not limited to the risks described above, and the risks disclosed in the Company’s filings with the SEC. All forward-looking statements speak only as of the date hereof. The Company undertakes no obligation to revise or update any forward-looking statements except as may be required by applicable law.
Item 9.01 - Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

99.1	Presentation materials dated January 2020.
104	The cover page from the Company’s Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Dated:	January 6, 2020	PBF Energy Inc.
(Registrant)

		By:	/s/ Erik Young
		Name:	Erik Young
		Title:	Senior Vice President, Chief Financial
Officer

Dated:	January 6, 2020	PBF Energy Company LLC
(Registrant)

		By:	/s/ Erik Young
		Name:	Erik Young
		Title:	Senior Vice President, Chief Financial
Officer

Dated:	January 6, 2020	PBF Holding Company LLC
(Registrant)

		By:	/s/ Erik Young
		Name:	Erik Young
		Title:	Senior Vice President, Chief Financial
Officer